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                          AMENDMENT NO. 3
                                TO
                         LICENSE AGREEMENT



        THIS AMENDMENT NO. 3 TO LICENSE AGREEMENT (the "Amendment") is entered into this 13 day of March, 1995 by and between SHONEY'S INVESTMENTS, INC., a Nevada corporation with offices at Suite 1400, 300 South Fourth Street, Las Vegas, Nevada 89101 ("Licensor"), and SHOLODGE FRANCHISE SYSTEMS, INC. (formerly known as Shoney's Lodging, Inc.), a Tennessee corporation with offices at 217 West Main Street, Gallatin, Tennessee 37066 ("Licensee"). ShoLodge, Inc. (formerly known as Gulf Coast Development, Inc.), a Tennessee Corporation with offices at 217 West Main Street, Gallatin, Tennessee 37066 and the parent corporation of Licensee ("ShoLodge"), is executing this Amendment for the purposes set forth in the License Agreement (as hereinafter defined).

                        W I T N E S E T H:

        WHEREAS, Licensor and Licensee entered into that certain
License Agreement on October 25, 1991 (the "Original Agreement") pursuant to which Licensor granted to Licensee a license to use the service mark SHONEY'S INN (and design) which was registered on February 16, 1982 with the United States Patent and Trademark Office (the
"USPTO") at Registration No. 1,190,289 (the "First Mark"); and

        WHEREAS, Licensor and Licensee entered into that certain
Amendment No. 1 to License Agreement on September 16, 1992 (the "First Amendment") pursuant to which Licensor granted to Licensee a license to use the service mark SHONEY'S INN (block letters) which was registered on August 4, 1992 with the USPTO at Registration No.
1,705,676 (the "Second Mark"); and

        WHEREAS, Licensor and Licensee entered into that certain Amendment No. 2 to License Agreement on March 18, 1994 (the "Second Amendment") pursuant to which the parties modified and amended the Original Agreement to expand the definition of "Territory" therein to include certain additional counties in the State of Tennessee and to make certain other modifications to the terms of the Original Agreement;

        WHEREAS, the Original Agreement, the First Amendment and the Second Amendment may be referred to hereinafter together as the License Agreement; and

        WHEREAS, Licensor has filed with the USPTO intent-to-use applications to register the service marks SHONEY'S SUITES (block letters) and SHONEY'S INN & SUITES (block letters) for "motel

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services" (the "New Marks"), copies of which are attached hereto as
Exhibit A; and

        WHEREAS, pursuant to the provisions of Section 1.4 of the License Agreement, Licensor and Licensee desire to further amend the License Agreement so as to grant to Licensee the same rights with respect to the New Marks as Licensee was granted under the License Agreement with respect to the First Mark and the Second Mark;

        NOW, THEREFORE, in consideration of the premises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Licensor and Licensee agree as follows:

        1. The License Agreement is hereby amended by deleting the first sentence of Section 1.4 thereof in its entirety and inserting in lieu thereof the following replacement sentence:

        "Licensed Mark" shall mean the service mark "SHONEY'S INN" and design which was registered on February 16, 1982 with the United States Patent and Trademark Office (the "USPTO") at Registration No. 1,190,289, the service mark "SHONEY'S INN" (block letters) which was registered on August 4, 1992 with the USPTO at Registration No. 1,705,676, the service mark "SHONEY'S SUITES" (block letters) for which an intent-to-use application for registration was filed with the USPTO on January 23, 1995, and the service mark "SHONEY'S INN & SUITES" (block letters) for which an intent-to-use application for registration was filed with the USPTO on February 6, 1995, and all common law rights therein.

        2. The License Agreement is hereby further amended by deleting the fourth sentence of Section 4.4(d) thereof in its entirety and inserting in lieu thereof the following replacement sentence:

        "Licensor shall not object to a form of agreement because of the fees, royalties or advertising fees proposed to be charged thereunder, provided that the royalty fees are not less than one percent (1%) and the royalty fees, advertising fees and reservation system fees charged by Licensee for SHONEY'S INN, SHONEY'S SUITES, and SHONEY'S INN & SUITES franchises do not exceed five percent (5%), two percent (2%) and one and one-half percent (1.5%), respectively."

        3. Except as herein specifically amended, all terms and provisions of the License Agreement shall remain in full force and effect.

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        4.      This Amendment may be executed simultaneously in two
(2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have executed this agreement all as of the day and date first above written.

LICENSOR:                                               LICENSEE:

SHONEY'S INVESTMENTS, INC.      SHOLODGE FRANCHISE SYSTEMS, INC.


By:                             By:
   -----------------------         ----------------------------
Title:                          Title:
      -------------------             -------------------------

                                SHOLODGE, INC.


                                By:
                                   ----------------------------
                                Title:
                                      -------------------------





















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                             EXHIBIT A
                                TO
               AMENDMENT NO. 3 TO LICENSE AGREEMENT


             Copies of Intent-to-Use Applications for
             SHONEY'S SUITES and SHONEY'S INN & SUITES
                             (Omitted)